EXHIBIT 99.1

Heritage Oaks Bancorp Schedules Fourth Quarter Conference Call

PASO ROBLES, Calif., Jan. 04, 2017 (GLOBE NEWSWIRE) -- Heritage Oaks Bancorp, (Nasdaq:HEOP), the holding company of Heritage Oaks Bank, will host a conference call on Tuesday, January 31, 2017 at 8:00 a.m. Pacific Time to discuss its operating results for the fourth quarter and year ending December 31, 2016, which will be released after the close of business on Monday, January 30, 2017. Interested parties can listen to the conference call by dialing (877) 363-5052 (International Dial-In Number: (914) 495-8600) Conference ID: 47727352 or by webcast via Heritage Oaks Bancorp's website at www.heritageoaksbancorp.com under the "Investor Relations" section. Heritage Oaks Bancorp's operating results press release for the fourth quarter and year ending December 31, 2016 will be available under the "Investor Relations" section of Heritage Oaks Bancorp's website. A replay of the call will be available on Heritage Oaks Bancorp's website later that day and will remain on its site for up to 14 calendar days.

About Heritage Oaks Bancorp

With $2.0 billion in assets, Heritage Oaks Bancorp is headquartered in Paso Robles, California and is the holding company for Heritage Oaks Bank. Heritage Oaks Bank operates two branch offices in Paso Robles and San Luis Obispo; single branch offices in Atascadero, Templeton, Cambria, Morro Bay, Arroyo Grande, Santa Maria, Goleta and Santa Barbara; as well as a single loan production office in Ventura/Oxnard. Heritage Oaks Bank conducts commercial banking business in the counties of San Luis Obispo, Santa Barbara, and Ventura. Visit Heritage Oaks Bancorp on the Web at www.heritageoaksbancorp.com. By including the foregoing website address, Heritage Oaks Bancorp does not intend to, and shall not be deemed to incorporate by reference any material contained therein.

The Heritage Oaks Bancorp logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7045

Forward Looking Statements

Certain statements in this press release, including, without limitation, statements containing the words “believes”, “anticipates”, “intends”, “expects”, and words of similar impact, constitute “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such factors include renewed softness in the overall economy, including the California real estate market; the effect of the current low interest rate environment or recent changes in interest rates on our net interest margin; our ability to complete the proposed merger with Pacific Premier Bancorp, Inc. (“PPBI”) in a timely manner, if at all, and the possibility that the anticipated benefits of the merger with PPBI are not realized when expected or at all; our ability to  attract and retain qualified employees; a failure or breach of our operational security systems or infrastructure or those of our customers, our third party vendors or other service providers, including as a result of a cyber-attack; any compromise in the secured transmission of personal, financial and/or confidential information over public networks; environmental conditions, including the prolonged drought in California, natural disasters such as earthquakes, landslides, and wildfires that may disrupt business, impede operations, or negatively impact the ability of certain borrowers to repay their loans and/or the values of collateral securing loans; and the possibility of an unfavorable ruling in a legal matter, and the potential impact that it may have on earnings, reputation, or the Bank’s operations.

CONTACT:
Simone Lagomarsino, President and CEO
Jason Castle, Executive Vice President and Chief Financial Officer
805-369-5200